                                Exhibit No. 10.42
                                -----------------
                         FIRST AMENDMENT TO AMENDED AND
                        RESTATED INTERCREDITOR AGREEMENT

         THIS FIRST AMENDMENT dated as of March 1, 2000, among ABN AMRO BANK N.V., NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, FLEET PRECIOUS METALS INC., PARIBAS, and MITSUI & CO. (U.S.A.), INC. ("Mitsui") (collectively, in their capacity as consignors under the Consignment Agreements referred to below, the "Consignors", and individually, a "Consignor"); THE CHASE MANHATTAN BANK ("Chase"); and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Consignors (other than Mitsui), Chase and the Lenders are parties to a certain Amended and Restated Intercreditor Agreement dated as of January 28, 1999 (hereinafter, the "Intercreditor Agreement"), pursuant to which the Consignors (other than Mitsui), Chase and the Lenders have established among themselves the priority of their security interests in the Collateral (as defined therein) of MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation ("Debtor") and have provided for the enforcement of such security interests; and

         WHEREAS, Mitsui has requested that it be added as a "Consignor" pursuant to the terms of the Intercreditor Agreement as Mitsui will be entering into a consignment arrangement with Debtor; and

         WHEREAS, Mitsui is willing to assume all obligations and liabilities under the Intercreditor Agreement as a Consignor thereunder and to comply with the covenants and terms of such Intercreditor Agreement and any documents executed by the Consignors in connection with the Intercreditor Agreement; and

         WHEREAS, at the time of the execution of the Intercreditor Agreement it was anticipated that contemporaneously therewith (a) the Debtor would transfer certain trademarks to MA BRANDS, INC., a Delaware corporation ("MAJ Delaware"),
(b) MAJ Delaware and Fleet Precious Metals Inc., for itself and as Agent for the Consignors, would execute a Security Agreement (Trademark and Service Marks) pursuant to which MAJ Delaware would grant a security interest in such trademarks in order to secure the Consignment Obligations, and (c) MAJ Delaware and Chase would execute a Security Agreement (Trademark and Service Marks) pursuant to which MAJ Delaware would grant a security interest in such trademarks in order to secure the Line of Credit Obligations; and

         WHEREAS, Debtor did not transfer the trademarks until ______________, and, therefore, MAJ Delaware and Fleet Precious Metals Inc., for itself and as Agent for the Consignors, did not execute a Security Agreement (Trademark and Service Marks) and MAJ Delaware and Chase did not execute a Security Agreement (Trademark and Service Marks) until _______________;


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         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement.

         2. Mitsui is hereby added as a party to the Intercreditor Agreement, with Mitsui to be included as a Consignor pursuant to the terms of the Intercreditor Agreement.

         3. The Intercreditor Agreement is hereby amended so that the terms "Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, Mitsui and Mitsui shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Intercreditor Agreement which are to be performed by the Consignors thereunder.

         4. The first "WHEREAS" clause of the Intercreditor Agreement is hereby amended to read as follows:

                  "WHEREAS, the Consignors, severally and not jointly, may (in their sole and individual discretion) extend financial accommodations to MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor") pursuant to certain Consignment Agreements or Amended and Restated Consignment Agreements, dated August 20, 1993 in the case of Fleet Precious Metals Inc. and ABN AMRO Bank N.V., New York Branch, January 31, 1994 in the case of Credit Suisse First Boston, October 23, 1998 in the case of Paribas, and November 29, 1999 in the case of Mitsui, between the Debtor and each of the Consignors (as amended and as the same may be amended from time to time, the "Consignment Agreements"); and"

         5. All references to the Consignor Trademark Assignment in the Intercreditor Agreement shall from and after the date hereof be deemed to refer to the Security Agreement (Trademark and Service Marks) dated ______________,_______, as the same may be amended from time to time, between MAJ Delaware and Fleet Precious Metals Inc., for itself and as Agent for the Consignors pursuant to which MAJ Delaware has granted a security interest in the Marks (as defined in the Consignor Trademark Assignment) in order to secure the Consignment Obligations, and all references to the Chase Trademark Assignment in the Intercreditor Agreement shall from and after the date hereof be deemed to refer to the Security Agreement (Trademark and Service Marks) dated _______________, __________, as the same may be amended from time to time, between MAJ Delaware and Chase pursuant to which MAJ Delaware has granted a security interest in the Marks in order to secure the Line of Credit Obligations.

         6. Any necessary, conforming changes to the Intercreditor Agreement occasioned by reason of this First Amendment are hereby deemed to be made.


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         7. This First Amendment shall be binding upon the parties and their respective successors and assigns.

         8. Each of the each of the Consignors, Chase and the Lenders acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Intercreditor Agreement remain unchanged and the Intercreditor Agreement remains in full force and effect in accordance with its terms. The terms "Agreement" as used in the Intercreditor Agreement and all references to the Intercreditor Agreement in any other documents or agreements by and between any of the parties hereto which related to Debtor shall refer, from and after the date hereof, to the Intercreditor Agreement as amended and supplemented by this First Amendment.

         9. This First Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         10. This First Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

                                    FLEET PRECIOUS METALS INC.

                                    By: /s/ Sharon Delfino
                                        ------------------------------
                                    Title:  Vice President
                                            --------------------------

                                    By:  /s/ Irene A. O'Garek
                                         -----------------------------
                                    Title:  Vice President
                                            --------------------------
                                    Address:         111 Westminster Street
                                                     Providence, RI 02903
                                    Attention:       Sharon Delfino
                                    Telecopier:      (401) 278-3077

                                    ABN AMRO BANK N.V., NEW YORK BRANCH

                                    By: /s/ Jeffrey Sarfaty
                                        ------------------------------
                                    Title: Vice President
                                           ---------------------------

                                    By:  /s/  Ned Koppelson
                                         -----------------------------
                                    Title:  Vice President
                                            --------------------------
                                    Address:         500 Park Avenue
                                                     New York, NY 10017
                                    Attention:       Jeffrey Sarfaty
                                    Telecopier:      (212) 644-6905


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                                    CREDIT SUISSE FIRST BOSTON
                                    formerly known as
                                    CREDIT SUISSE, NEW YORK BRANCH

                                    By: /s/ Stuart B. Ganes
                                        ----------------------------------
                                    Title: Vice President
                                           -------------------------------

                                    By: /s/ Stanley R. Steinberg
                                        ----------------------------------
                                    Title: Director
                                           -------------------------------
                                    Address:         11 Madison Avenue
                                                     New York, New York 10010
                                    Attention:       Stuart Gaines
                                    Telecopier:      (212) 238-2426

                                    PARIBAS

                                    By: /s/ Anne-Catherine Mathiot
                                        ----------------------------------
                                    Title: Director
                                           -------------------------------

                                    By: /s/ Marcie Weiss
                                        ----------------------------------
                                    Title:  Director
                                            ------------------------------
                                    Address:         787 Seventh Avenue
                                                     New York, NY 10019
                                    Attention:       Anne-Catherine Mathiot
                                    Telecopier:      (212) 841-2536

                                    MITSUI & CO. (U.S.A.), INC.

                                    By: /s/ Yutaka Taka
                                        ----------------------------------
                                    Title: Senior Vice President
                                           -------------------------------
                                    Address:         200 Park Avenue
                                                     New York, NY 10066
                                    Attention:       John Levin
                                    Telecopier:      (212) 878-4122

                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Irene B. Spector
                                        ----------------------------------
                                    Title: Vice President
                                           -------------------------------

                                    By
                                      ------------------------------------
                                    Title
                                         ---------------------------------
                                    Address:         111 West 40th Street
                                                     New York, NY 10018
                                    Attention:       Irene Spector
                                    Telecopier:      (212) 403-5112

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                                    GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                    FUNDING CORPORATION


                                    By: /s/: Judy Johnston
                                        ------------------------------------
                                    Title: Vice President
                                           ---------------------------------
                                    Address:         10900 N.E. 4th Street
                                                     Suite 500
                                                     Bellevue, WA 98004
                                    Attention:       Liam Bayley
                                    Telecopier:      (425) 450-1879

Consented and agreed to:

MICHAEL ANTHONY JEWELERS, INC.

By: /s/ Allan Corn
    -------------------------------------
Title: Chief Financial Officer
       ----------------------------------

MA BRANDS, INC.

By: /s/ Michael A. Paolercio
    -------------------------------------
Title: Assistant Treasurer
       ----------------------------------